UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 1, 2025

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41962	87-4752260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2025, SharpLink Gaming, Inc. (“SharpLink” or the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amendment”). The Amendment provides for a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock (“Common Stock”), par value $0.0001 per share, at a ratio of 1-for-12, effective as of 5:00 p.m. Eastern Time on May 5, 2025.

As a result of the Reverse Stock Split, every 12 shares (old) of issued and outstanding Common Stock of SharpLink will automatically be combined into 1 share (new) of its Common Stock. No fractional shares will be issued as a result of the Reverse Stock Split; instead, any fractional shares will be rounded to the nearest whole share (with half shares rounded down).

The Company’s Common Stock will begin trading on The Nasdaq Capital Market on a post-split basis when the market opens on May 6, 2025 under the existing trading symbol “SBET” and new CUSIP number 820014405.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 1, 2025, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished at Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of SharpLink Gaming, Inc.
99.1	Press Release dated May 1, 2025, titled “SharpLink Gaming Announces One-for-12 Reverse Stock Split”
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING, INC.

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer

Dated: May 2, 2025

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